EXHIBIT 10.01

               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

This Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated: December 10, 2008

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   Rivacq LLC

                                   By: SOF U.S. Hotel Co-Invest Holdings, L.L.C.
                                       -----------------------------------------

                                       By: SOF-VII U.S. Hotel Holdings, L.L.C.
                                           -------------------------------------

                                           By: /s/ Barry S. Sternlicht
                                               ---------------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive Officer

                                       By: I-1/I-2 U.S. Holdings, L.L.C.
                                           -------------------------------------

                                           By: /s/ Barry S. Sternlicht
                                               ---------------------------------
                                           Name: Barry S. Sternlicht
                                           Title: Chief Executive Officer


                                   SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                                   By: SOF-VII U.S. Hotel Holdings, L.L.C.
                                       -----------------------------------------

                                       By: /s/ Barry S. Sternlicht
                                           -------------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer

                                   By: I-1/I-2 U.S. Holdings, L.L.C.
                                       -----------------------------------------

                                       By: /s/ Barry S. Sternlicht
                                           -------------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer


                                   SOF-VII U.S. Hotel Holdings, L.L.C.

                                   By: /s/ Barry S. Sternlicht
                                       -----------------------------------------
                                   Name: Barry S. Sternlicht
                                   Title: Chief Executive Officer


                                   I-1/I-2 U.S. Holdings, L.L.C.

                                   By: /s/ Barry S. Sternlicht
                                       -----------------------------------------
                                   Name: Barry S. Sternlicht
                                   Title: Chief Executive Officer

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                                   Starwood Global Opportunity Fund VII-A, L.P.

                                   By: SOF-VII Management, L.L.C.
                                       -----------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                            Its General Manager

                                            By: /s/ Barry S. Sternlicht
                                                --------------------------------
                                                Name: Barry S. Sternlicht
                                                Title: Chief Executive Officer

                                   Starwood Global Opportunity Fund VII-B, L.P.

                                   By: SOF-VII Management, L.L.C.
                                       -----------------------------------------
                                       Its General Partner

                                       By: Starwood Capital Group Global, L.L.C.
                                           -------------------------------------
                                           Its General Manager

                                           By: /s/ Barry S. Sternlicht
                                               ---------------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                   Starwood U.S. Opportunity Fund VII-D, L.P.

                                   By: SOF-VII Management, L.L.C.
                                       -----------------------------------------
                                       Its General Partner

                                       By: Starwood Capital Group Global, L.L.C.
                                           -------------------------------------
                                           Its General Manager

                                           By: /s/ Barry S. Sternlicht
                                               ---------------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive Officer

                                   Starwood U.S. Opportunity Fund VII-D-2, L.P.

                                   By: SOF-VII Management, L.L.C.
                                       -----------------------------------------
                                       Its General Partner

                                       By: Starwood Capital Group Global, L.L.C.
                                           -------------------------------------
                                           Its General Manager

                                           By: /s/ Barry S. Sternlicht
                                               ---------------------------------
                                           Name: Barry S. Sternlicht
                                           Title: Chief Executive Officer


                                   Starwood Capital Hospitality Fund I-1, L.P.

                                   By: SCG Hotel Management, L.L.C.
                                       -----------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                        Its General Manager

                                             By: /s/ Barry S. Sternlicht
                                                 -------------------------------
                                                 Name: Barry S. Sternlicht
                                                 Title: Chief Executive Officer


                                   Starwood Capital Hospitality Fund I-2, L.P.

                                   By: SCG Hotel Management, L.L.C.
                                       -----------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                        Its General Manager

                                            By: /s/ Barry S. Sternlicht
                                                --------------------------------
                                                Name: Barry S. Sternlicht
                                                Title: Chief Executive Officer

                                   SOF-VII Management, L.L.C.

                                   By: Starwood Capital Group Global, L.L.C.
                                       -----------------------------------------
                                       Its General Manager

                                       By: /s/ Barry S. Sternlicht
                                           -------------------------------------
                                           Name: Barry S. Sternlicht
                                           Title: Chief Executive Officer

                                   SCG Hotel Management, L.L.C.

                                   By: Starwood Capital Group Global, L.L.C.
                                       -----------------------------------------
                                       Its General Manager

                                        By: /s/ Barry S. Sternlicht
                                            ------------------------------------
                                        Name: Barry S. Sternlicht
                                        Title: Chief Executive Officer


                                   Starwood Capital Group Global, LLC

                                   By: /s/ Barry S. Sternlicht
                                       -----------------------------------------
                                   Name: Barry S. Sternlicht
                                   Title: Chief Executive Officer


                                   Barry S. Sternlicht

                                   /s/ Barry S. Sternlicht
                                   ---------------------------------------------